SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): November 14, 2003



                              Silgan Holdings Inc.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On November 14, 2003, the registrant  issued a press release  announcing that it
(i) had completed its private placement of $200 million of 6.75% Senior Subordinated Notes due 2013 and separately received commitments for a $200 million additional term loan borrowing under its existing credit facility and
(ii) issued a notice to redeem in December 2003 the remaining $475 million principal amount of its 9% Senior Subordinated Debentures due 2009, using proceeds from such private placement and term loan borrowing as well as other funds. The first paragraph of the press release attached hereto as Exhibit 99.1 is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.                    Description
-----------                    -----------

99.1                 Press Release dated November 14, 2003


Item 9. Regulation FD Disclosure.

The information contained in the press release attached hereto as Exhibit 99.1, except for the first paragraph of the press release, is not filed or incorporated herein by reference, but is furnished pursuant to Item 9.











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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SILGAN HOLDINGS INC.


                                      By: /s/ Frank W. Hogan, III
                                          --------------------------------------
                                          Frank W. Hogan, III
                                          Senior Vice President, General Counsel
                                          and Secretary

Date:  November 14, 2003

                                INDEX TO EXHIBITS



    Exhibit No.                       Description
    -----------                       -----------

    99.1                 Press Release dated November 14, 2003














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